WORLD OMNI 1996-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
APRIL 30, 1996
                                                                   Aggregate
                                                              Net Investment
Aggregate Net Investment Value                                         Value                        99.8%

Original                                                         890,001,916.00            888,221,912.00
3/1/96                                                           890,001,916.00            888,221,912.00

Principal collections & reimbursement loss amount                 21,684,431.21             21,641,062.35
4/30/96                                                          868,317,484.79            866,580,849.65

Certificate Balance @ 4/30/96                                    890,001,916.00            888,221,912.00

                                                                   Class A-1
                                                                    Investor               Certificate
Aggregate Net Investment Value                                    Percentage                   Balance

Original                                                                  71.41133%        621,605,269
3/1/96                                                                    71.41133%        621,605,269

Principal collections & reimbursement loss amount                                           21,129,045
4/30/96                                                                                    600,476,224

Certificate Balance @ 4/30/96                                             71.41133%        621,605,269

                                                                   Class A-2
                                                                    Investor               Certificate
Aggregate Net Investment Value                                    Percentage                   Balance

Original                                                                  22.97642%        200,000,000
3/1/96                                                                    22.97642%        200,000,000

Principal collections & reimbursement loss amount                                               63,649
4/30/96                                                                                    199,936,351

Certificate Balance @ 4/30/96                                             22.97642%        200,000,000

                                                                     Class B
                                                                    Investor               Certificate
Aggregate Net Investment Value                                    Percentage                   Balance

Original                                                                   5.61224%         48,852,205
3/1/96                                                                     5.61224%         48,852,205

Principal collections & reimbursement loss amount                                               15,547
4/30/96                                                                                     48,836,658

Certificate Balance @ 4/30/96                                              5.61224%         48,852,205



Aggregate Net Investment Value                               Seller Interest                   Balance

Original                                                                   2.00000%         17,764,438
3/1/96

Principal collections & reimbursement loss amount                          2.00000%            427,168
4/30/96                                                                    2.00000%         17,337,270

Certificate Balance @ 4/30/96                                              2.00000%         17,764,438


Distributable Amounts                                                  Total

Interest Distributable Amount                                      2,946,914.57
Principal Distributable Amount(1)                                 21,358,388.71
Accelerated Principal Distributable Amount                                 0.00
Reimbursed Charged-off Amount(1)                                     282,673.64
Reimbursed Residual Value Loss Amount                                      0.00
Reimbursed Additional Loss Amount                                          0.00

Total                                                             24,587,976.92

Distributable Amounts                                              Class A-1                         %

Interest Distributable Amount                                      1,849,275.68
Principal Distributable Amount(1)                                 20,931,220.94                     98.00000%
Accelerated Principal Distributable Amount                                 0.00                      0.00000%
Reimbursed Charged-off Amount(1)                                     197,823.79                     69.98310%
Reimbursed Residual Value Loss Amount                                      0.00                      0.00000%
Reimbursed Additional Loss Amount                                          0.00                      0.00000%

Total                                                             22,978,320.41

Distributable Amounts                                              Class A-2                         %

Interest Distributable Amount                                        618,611.11
Principal Distributable Amount(1)                                          0.00                      0.00000%
Accelerated Principal Distributable Amount                                 0.00                      0.00000%
Reimbursed Charged-off Amount(1)                                      63,649.33                     22.51690%
Reimbursed Residual Value Loss Amount                                      0.00                      0.00000%
Reimbursed Additional Loss Amount                                          0.00                      0.00000%

Total                                                                682,260.44

Distributable Amounts                                                Class B                         %

Interest Distributable Amount                                        161,483.68
Principal Distributable Amount(1)                                          0.00                      0.00000%
Accelerated Principal Distributable Amount                                 0.00                      0.00000%
Reimbursed Charged-off Amount(1)                                      15,547.05                      5.50000%
Reimbursed Residual Value Loss Amount                                      0.00                      0.00000%
Reimbursed Additional Loss Amount                                          0.00                      0.00000%

Total                                                                177,030.73

Distributable Amounts                                        Seller Interest                         %

Interest Distributable Amount                                        317,544.10
Principal Distributable Amount(1)                                    427,167.77                      2.00000%
Accelerated Principal Distributable Amount                             -----                     -----
Reimbursed Charged-off Amount(1)                                       -----                     -----
Reimbursed Residual Value Loss Amount                                  -----                     -----
Reimbursed Additional Loss Amount                                      -----                     -----

Total                                                                744,711.87

(1)  These amounts will not be distributed during the Revolving period.  They will be reinvested in additional contracts.


Certificate Factors                                               Series A-1                Series A-2            Class B

                                            3/1/96                       100.0000000%              100.0000000%       100.0000000%
                                            4/30/96                      100.0000000%              100.0000000%       100.0000000%

Pool Data                                                                  3/1/96                    $

Number of Loans                                                       43,172
Prepayments                                                                0
Scheduled Terminations                                                     0
Charge-Offs                                                                0
Weighted Ave APR                                                           8.78%


Pool Data                                                                  4/30/96                                      $

Number of Loans                                                       42,860
Prepayments                                                              261                                    5,509,710.71
Scheduled Terminations                                                     0                                            0.00
Charge-Offs                                                               51                                    1,098,508.81
Weighted Ave APR                                                           8.77%


Account Balances                                                   Pay Ahead                   Advance       Reserve Fund

Balance as of  03/01/96                                                    0.00                      0.00               0.00
Balance as of  04/30/96                                            1,627,471.02                130,609.28      31,087,767.00
Change                                                             1,627,471.02                130,609.28      31,087,767.00
Required Amount (withdrawl from reserve)                                                                                0.00
Reserve Fund Requirement                                                                                       31,087,767.00
Reserve Fund Supplemental Requirement                                                                                   0.00

Residual Value Surplus Account

Beginning Balance 03/01/96                                                 0.00
Deposits                                                                   0.00
Withdrawls                                                                 0.00
Ending Balance 04/30/96                                                    0.00




                                                                                                 Total
Distribution per $1,000
Total Distribution Amount                                                                            3.31776837

Interest Distribution Amount                                                                         3.31776837
Carryover Shortfall                                                                                  0.00000000
Prior Carryover Shortfall                                                                            0.00000000

Total Carryover Shortfall                                                                            0.00000000




Principal Distribution Amount                                                                        0.00000000

Accelerated Principal Distribution Amount                                                            0.00000000

Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                     0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                         0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                            0.00000000
Unpaid Principal Loss Interest Amount                                                                0.00000000

Seller Principal not paid to Seller                                                                  ----
Seller Interest not paid to Seller                                                                   ----

Unpaid Class B Principal Carryover Shortfall                                                         ----

Distribution per $1,000                                                                      Class A-1

Total Distribution Amount                                                                            2.97500001

Interest Distribution Amount                                                                         2.97500001
Carryover Shortfall                                                                                  0.00000000
Prior Carryover Shortfall                                                                            0.00000000

Total Carryover Shortfall                                                                            0.00000000



Principal Distribution Amount                                                                        0.00000000

Accelerated Principal Distribution Amount                                                            0.00000000

Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                     0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                         0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                            0.00000000
Unpaid Principal Loss Interest Amount                                                                0.00000000


Seller Principal not paid to Seller                                                                  ----
Seller Interest not paid to Seller                                                                   ----

Unpaid Class B Principal Carryover Shortfall                                                         ----

Distribution per $1,000                                                                      Class A-2

Total Distribution Amount                                                                            3.09305555

Interest Distribution Amount                                                                         3.09305555
Carryover Shortfall                                                                                  0.00000000
Prior Carryover Shortfall                                                                            0.00000000

Total Carryover Shortfall                                                                            0.00000000



Principal Distribution Amount                                                                        0.00000000

Accelerated Principal Distribution Amount                                                            0.00000000

Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                     0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                         0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                            0.00000000
Unpaid Principal Loss Interest Amount                                                                0.00000000

Seller Principal not paid to Seller                                                                  ----
Seller Interest not paid to Seller                                                                   ----

Unpaid Class B Principal Carryover Shortfall                                                         ----


Distribution per $1,000                                                                        Class B

Total Distribution Amount                                                                            3.30555560

Interest Distribution Amount                                                                         3.30555560
Carryover Shortfall                                                                                  0.00000000
Prior Carryover Shortfall                                                                            0.00000000

Total Carryover Shortfall                                                                            0.00000000



Principal Distribution Amount                                                                        0.00000000

Accelerated Principal Distribution Amount                                                            0.00000000

Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                     0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                         0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                            0.00000000
Unpaid Principal Loss Interest Amount                                                                0.00000000

Seller Principal not paid to Seller                                                                  ----
Seller Interest not paid to Seller                                                                   ----

Unpaid Class B Principal Carryover Shortfall                                                         0.00000000


Distribution per $1,000                                                                Seller Interest

Total Distribution Amount                                                                           17.87526845

Interest Distribution Amount                                                                        17.87526845
Carryover Shortfall                                                                                 ----
Prior Carryover Shortfall                                                                           ----

Total Carryover Shortfall                                                                           ----



Principal Distribution Amount                                                                        0.00000000

Accelerated Principal Distribution Amount                                                            0.00000000

Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                     0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount
Unpaid Principal Loss Interest Amount

Seller Principal not paid to Seller                                                                  0.00000000
Seller Interest not paid to Seller                                                                   0.00000000

Unpaid Class B Principal Carryover Shortfall                                                        ----



Servicing Fee                                                                                    Total

Amount of Servicing Fee Paid                                                                 1,480,369.85
Total Unpaid                                                                                         0.00



Servicing Fee                                                                                  Class A

Amount of Servicing Fee Paid                                                                 1,397,287.87
Total Unpaid                                                                                         0.00




Servicing Fee                                                                                  Class B

Amount of Servicing Fee Paid                                                                    83,081.98
Total Unpaid                                                                                         0.00



Servicing Fee                                                                          Seller Interest

Amount of Servicing Fee Paid                                                                    29,607.40
Total Unpaid                                                                                         0.00





Origination Trustee Expenses Paid (1)

UTI                                                                                                  0.00
SUBI                                                                                                 0.00
                                                                                                     0.00


Securitization Trustee Expenses Paid  (1)                                                            0.00

Additional Loss Amounts (2)                                                                          0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:




                                                                   Number of                 Number of
                                                                     Matured                 Scheduled           Maturity
                                                                      Leases                Maturities              Ratio
MATURITY RATIO



April                                                                      0                         0                  0.00%




(Maturity Ratio Test will be satisfied if the ratio is 50% or less)                                                     0.00%





CHARGE-OFF RATE                                                        March                     April





Outstanding                                                          144,132.88                952,757.24
Balance

Net
Liquidation                                                          102,020.68                672,968.77
Proceeds

Average
Aggregate
Net Investment                                                   890,001,916.00            890,001,916.00
Value

Annualized
Average
Charge-Off                                                                 0.06%                     0.38%
Rate

                                                                                                                        0.22%
(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)



DELINQUENCY RATE                                                           #                                            $

                                                                         322                                    6,730,942
Past Due 31-60 days                                                       25                                      532,540
Past Due 61-90 days                                                        5                                      100,972
Past Due 91 + days
                                                                         352                                    7,364,454
 Total


                                                                  Delinquent                   Current        Delinquency
                                                                   Contracts                 Contracts               Rate
                                                                       (> 60 days)


                                                                          23                    43,037                  0.05%
March                                                                     30                    42,860                  0.07%
April
                                                                                                                        0.06%
(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)


REALIZATION RATIO                                                      March                     April


Sale                                                                       0                         0
Proceeds

Residual Value
of Sold                                                                    0                         0
Matured Leases

Realization                                                                0.00%                     0.00%
Ratio



(Realization Test will be satisfied if the Maturity Ratio is 25% or less                                                0.00%
or the Realization Ratio is 75% or more)

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